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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 1, 1995


                          SHOWSCAN ENTERTAINMENT INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-15939                                           95-3940004
(Commission File Number)                    (I.R.S. Employer Identification No.)


         3939 LANDMARK STREET,
        CULVER CITY, CALIFORNIA                              90232
(Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 558-0150
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On September 1, 1995, Showscan Entertainment Inc. ("Registrant") completed the private placement of $7,000,000 aggregate principal amount of its 8% Convertible Notes due September 1, 1999 (the "Notes"). The private placement was effected through Banca del Gottardo, a corporation organized under the laws of Switzerland ("Gottardo"). The Notes are convertible at any time on or after December 1, 1995 and before August 20, 1999 into shares of Registrant's common stock, $.001 par value per share (the "Common Stock"), at an initial conversion rate (subject to certain anti-dilution adjustments) of
173.913 shares of Common Stock for each $1,000 principal amount of Notes (initially equivalent to a conversion price of $5.75 per share of Common Stock). The Notes are secured by a lien on substantially all of the assets of Registrant.

         Interest on the Notes is payable semi-annually in arrears on each March 1 and September 1 until maturity. Gottardo shall serve as Paying Agent and as Conversion Agent for the holders of the Notes. Registrant may redeem the Notes (a) at any time at 108% of the principal amount thereof if less than 40% of the Notes remain outstanding on such date, and (b) at any time after September 1, 1996 at 110% of the principal amount thereof if the average daily closing price per share of the Common Stock for the thirty consecutive trading days preceding the redemption notice is at least 200% of the then conversion price. The terms of the Notes give Gottardo the right to appoint one director to Registrant's Board of Directors and the right to approve certain future debt and equity issuances.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

                 The Exhibits listed below are filed as part of this Report.

                 Exhibit No.                Description of Exhibit
                 -----------                ----------------------
                     4.1          Note Purchase, Paying and Conversion
                                  Agency Agreement, dated as of August 14, 1995,
                                  by and between Registrant and Gottardo
                                  (excluding the exhibits thereto that are
                                  included elsewhere in this Report).

                     4.2          Global Note, dated September 1, 1995, made by
                                  Registrant in favor of Gottardo.

                     4.3 Agency Agreement, dated as of August 14, 1995, by and between Registrant and Gottardo.


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
                 Exhibit No.                Description of Exhibit
                 -----------                ----------------------
                     4.4          Pledge/Security Agreement, dated as of
                                  September 1, 1995, by and between Registrant
                                  and Gottardo.

                     4.5 Amendment to Pledge/Security Agreement, dated as of September 1, 1995, by and between Registrant and Gottardo.

                    99.1          Press Release, dated August 16, 1995,
                                  announcing the private placement.

                    99.2          Press Release, dated September 5, 1995,
                                  announcing the conclusion of the private placement.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SHOWSCAN ENTERTAINMENT INC.



Date:  September 19, 1995                   By:  /s/  W. TUCKER LEMON
                                                 -------------------------------
                                                 W. Tucker Lemon
                                                 Vice President, General Counsel
                                                           and Secretary


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                                 EXHIBIT INDEX


Exhibit Number                             Description                               Page Number
--------------                             -----------                               -----------
    4.1                   Note Purchase, Paying and Conversion Agency Agreement,
                          dated as of August 14, 1995, by and between Registrant
                          and Gottardo (excluding the exhibits thereto that are
                          included elsewhere in this Report).

    4.2                   Global Note, dated September 1, 1995, made by
                          Registrant in favor of Gottardo.

    4.3 Agency Agreement, dated as of August 14, 1995, by and between Registrant and Gottardo.

    4.4                   Pledge/Security Agreement, dated as of September 1,
                          1995, by and between Registrant and Gottardo.

    4.5 Amendment to Pledge/Security Agreement, dated as of September 1, 1995, by and between Registrant and Gottardo.

   99.1 Press Release, dated August 16, 1995, announcing the private placement.

   99.2 Press Release, dated September 5, 1995, announcing the conclusion of the private placement.


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